                                                                    EXHIBIT 99.1




FOR IMMEDIATE RELEASE                                   CONTACT:  GREG LEWIS
                                                                  (615) 269-1900


                       J. ALEXANDER'S CORPORATION REPORTS
                        HIGHER INCOME FOR THIRD QUARTER,
                            FIRST NINE MONTHS OF 2003


         NASHVILLE, TN., Oct. 24, 2003 - J. Alexander's Corporation (AMEX: JAX), owner and operator of 26 J. Alexander's full-service, contemporary upscale American restaurants in 12 states, today reported significant increases in net income for the third quarter and first nine months of 2003.

         Lonnie J. Stout II, chairman, president and chief executive officer, said the Company's net income for the third quarter ending September 28, 2003, rose to $385,000, or $.06 per diluted share from $44,000, or $.01 per diluted share, achieved in the same period of 2002. Due to a reduction in the Company's estimated effective tax rate for the year, net income for the third quarter of 2003 included a tax benefit of $55,000, while net income for the third period of 2002 included a tax provision of $34,000.

         "We are pleased with the Company's performance for the most recent period, one of the strongest third quarters in several years," Stout said in announcing financial results. "During the third period of 2003, we continued to meet or exceed our business plan despite continued upward pressure on food costs."

         For the most recent quarter of 2003, J. Alexander's Corporation recorded net sales of $25,832,000 up 9% from $23,698,000 reported in the third period of 2002. The

Company's same store sales, which included sales from restaurants open for more than 18 months, climbed 4.9% to $79,700 per week in the third quarter of 2003 from $76,000 achieved in the corresponding period of 2002. During the most recent quarter, the average weekly sales per restaurant increased 4.6% to $79,500 from $76,000 in the third period of 2002.

         Net income for the first nine months of 2003 climbed 98%, increasing to $1,531,000, or $.23 per diluted share, from net income of $774,000, or $.11 per diluted share, posted in the first three quarters of 2002. Net income for the first nine months of 2002 included a goodwill impairment charge of $171,000, or $.03 per share, which was recorded as a cumulative effect of change in accounting principle in connection with the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets" by the Company as of the beginning of fiscal year 2002.

         J. Alexander's Corporation's net sales for the first three quarters of 2003 rose 6.8% to $78,697,000 from $73,680,000 recorded in the comparable three periods of 2002. The Company's same store sales were up 3.6% to $81,400 per week in the first three quarters of 2003 from $78,600 recorded for the corresponding three periods of the previous year. Average weekly sales per restaurant increased 3.2% to $81,300 in the first nine months of 2003 from $78,800 in the same three periods a year ago.

         "The robust trend in our same store sales results continued to support our financial performance in the third quarter," Stout pointed out. "Indications during the first three weeks of the fourth quarter have provided us with confidence that this upward trend in same store sales will be sustained through the balance of 2003."

         Stout noted that the Company is also continuing to experience certain pressures on restaurant operating expenses. "Food costs have been higher than expected for most of the year, with an increase in the sales of beef entrees, which have a higher food cost than most of our other menu items, and higher poultry costs contributing to an increase in cost of sales. We also upgraded our strip steaks and ground chuck to Certified Angus Beef earlier this year. This change was part of our continuing program to provide the highest quality products to our guests, but it has increased input costs, particularly for strip steaks, somewhat during the past six months." During the third period of 2003, the Company's cost of sales rose to 32.6% of sales from 31.9% in the same quarter of 2002.

         "Despite these challenging factors, we anticipate another solid period during the final three months of 2003. We will, however, incur significant pre-opening expenses in the fourth quarter due to the opening of two new restaurants," Stout added.

         The J. Alexander's Corporation chief executive officer said that the Company has already opened one new J. Alexander's restaurant, located in Houston, Texas, in the fourth quarter. Another J. Alexander's restaurant is scheduled to open in the greater Chicago market in November of 2003.

         J. Alexander's Corporation presently owns and operates 26 J. Alexander's restaurants in Alabama, Colorado, Florida, Georgia, Illinois, Kansas, Kentucky, Louisiana, Michigan, Ohio, Tennessee and Texas. J. Alexander's is a contemporary American restaurant placing a special emphasis on food quality and professional service. The Company is headquartered in Nashville, Tennessee.

This press release contains forward-looking statements that involve risks and uncertainties. Actual results, performance or developments could differ materially from those expressed or implied by those forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those associated with the Company's ability to increase sales and profitability in certain of its restaurants, and others described from time-to-time in the Company's filings with the Securities and Exchange Commission, press releases and other communications.

J. ALEXANDER'S CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   Nine Months Ended         Quarters Ended
                                                  --------------------    --------------------
                                                  SEPT 28     Sept 29      SEPT 28     Sept 29
                                                    2003        2002        2003        2002
                                                  --------    --------    --------    --------
Net sales .....................................   $ 78,697    $ 73,680    $ 25,832    $ 23,698

Costs and expenses:
   Cost of sales ..............................     25,345      23,338       8,418       7,570
   Restaurant labor and related costs .........     25,751      24,644       8,519       8,073
   Depreciation and amortization of restaurant
     property and equipment ...................      3,201       3,295       1,065       1,099
   Other operating expenses ...................     14,332      13,849       4,814       4,651
                                                  --------    --------    --------    --------
     Total restaurant operating expenses ......     68,629      65,126      22,816      21,393

General and administrative expenses ...........      5,888       5,915       1,968       1,903
Pre-opening expense ...........................        526          42         236          42
                                                  --------    --------    --------    --------
Operating income ..............................      3,654       2,597         812         360
Other income (expense):
   Interest expense, net ......................     (1,594)       (850)       (500)       (254)
   Other, net .................................        (19)        (60)         18         (28)
                                                  --------    --------    --------    --------
     Total other expense ......................     (1,613)       (910)       (482)       (282)
                                                  --------    --------    --------    --------

Income before income taxes and cumulative
   effect of change in accounting principle ...      2,041       1,687         330          78
Income tax (provision) benefit ................       (510)       (742)         55         (34)
                                                  --------    --------    --------    --------
Income before cumulative effect of change in
   accounting principle .......................      1,531         945         385          44
Cumulative effect of change in accounting
   principle ..................................       --          (171)       --          --
                                                  --------    --------    --------    --------
Net income ....................................   $  1,531    $    774    $    385    $     44
                                                  ========    ========    ========    ========

Basic earnings per share:
   Income before cumulative effect of change in
     accounting principle .....................   $    .24    $    .14    $    .06    $    .01
   Cumulative effect of change in accounting
     principle ................................       --          (.03)       --          --
                                                  --------    --------    --------    --------
   Basic earnings per share ...................   $    .24    $    .11    $    .06    $    .01
                                                  ========    ========    ========    ========

Diluted earnings per share:
   Income before cumulative effect of change in
     accounting principle .....................   $    .23    $    .14    $    .06    $    .01
   Cumulative effect of change in accounting
     principle ................................       --          (.03)       --          --
                                                  --------    --------    --------    --------
   Diluted earnings per share .................   $    .23    $    .11    $    .06    $    .01
                                                  ========    ========    ========    ========

Weighted average number of shares:
   Basic earnings per share ...................      6,504       6,780       6,424       6,764
   Diluted earnings per share .................      6,627       6,839       6,632       6,825

J. ALEXANDER'S CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
PERCENTAGES OF SALES

                                                                 Nine Months Ended              Quarters Ended
                                                                --------------------           ----------------
                                                              SEPT 28         Sept 29        SEPT 28     Sept 29
                                                                2003            2002           2003        2002
                                                                ----            ----           ----        ----
Net sales............................................           100.0%         100.0%         100.0%      100.0%

Costs and expenses:
   Cost of sales.....................................            32.2           31.7           32.6        31.9
   Restaurant labor and related costs................            32.7           33.4           33.0        34.1
   Depreciation and amortization of restaurant
     property and equipment..........................             4.1            4.5            4.1         4.6
   Other operating expenses..........................            18.2           18.8           18.6        19.6
                                                                 ----          -----          -----       -----
     Total restaurant operating expenses.............            87.2           88.4           88.3        90.3

Restaurant operating income..........................            12.8           11.6           11.7         9.7

General and administrative expenses..................             7.5            8.1            7.7         8.1
Pre-opening expense..................................             0.7            0.1            0.9         0.2
                                                                -----          -----          -----       -----
Operating income.....................................             4.6            3.5            3.1         1.5
Other income (expense):
   Interest expense, net............................             (2.0)          (1.1)          (1.9)       (1.0)
   Other, net........................................               -           (0.1)           0.1        (0.1)
                                                                -----          -----          -----       -----
     Total other expense.............................            (2.0)          (1.2)          (1.8)       (1.2)
                                                                -----          -----          -----       -----

Income before income taxes and cumulative
   effect of change in accounting principle..........             2.6            2.3            1.3         0.3
Income tax (provision) benefit.......................            (0.6)          (1.0)           0.2        (0.1)
                                                                -----          -----          -----       -----
Income before cumulative effect of change in
   accounting principle..............................             1.9            1.3            1.5         0.2
Cumulative effect of change in accounting
   principle.........................................               -           (0.2)             -           -
                                                                -----          -----          -----       -----
Net income...........................................             1.9%           1.1%           1.5%        0.2%
                                                                =====          =====          =====       =====

Note: Certain percentage totals do not sum due to rounding.


AVERAGE WEEKLY SALES INFORMATION:

Average weekly sales per restaurant..................         $81,300        $78,800        $79,500     $76,000
Percent increase.....................................            +3.2%                         +4.6%

Same store weekly sales per restaurant (1)...........         $81,400        $78,600        $79,700     $76,000
Percent increase.....................................            +3.6%                         +4.9%


(1) Includes the twenty-four restaurants open for more than eighteen months.

J. ALEXANDER'S CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(DOLLARS IN THOUSANDS)

                                                SEPTEMBER 28  December 29
                                                    2003         2002
                                                   -------      -------
                                 ASSETS

Current Assets
      Cash and cash equivalents .............      $   742      $10,525
      Deferred income taxes .................          488          488
      Other current assets ..................        1,817        1,887
                                                   -------      -------
         Total current assets ...............        3,047       12,900

Other assets ................................        1,012          951
Property and equipment, net .................       73,530       69,521
Deferred income taxes .......................          712          712
Deferred charges, net .......................          915          949
                                                   -------      -------
                                                   $79,216      $85,033
                                                   =======      =======




         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities .........................      $10,009      $17,495
Long-term obligations .......................       24,825       24,451
Other long-term liabilities .................        2,497        2,288
Stockholders' equity ........................       41,885       40,799
                                                   -------      -------
                                                   $79,216      $85,033
                                                   =======      =======